UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2005

ALPHASMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50570	77-0298384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

973 University Avenue

Los Gatos, California 95032

(Address of principal executive offices, including zip code)

(408) 355-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On June 22, 2005, AlphaSmart, Inc. (“AlphaSmart”) and Renaissance Learning, Inc. (“Renaissance”) issued a press release announcing that the exchange rate to be used to calculate the stock consideration pursuant to their previously announced merger agreement will be 0.1877 of a share of Renaissance common stock for each share of AlphaSmart common stock to be exchanged in the merger for Renaissance Learning common stock. A copy of the press release issued by AlphaSmart on June 22, 2005 is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It.

Renaissance Learning, Inc. filed a registration statement on Form S-4, which included a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving AlphaSmart and Renaissance Learning, with the Securities and Exchange Commission (SEC) on February 25, 2005 and as amended on April 13, 2005, May 3, 2005 and May 25, 2005 (File No. 333-122993). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s website at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029. Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance Learning by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

Renaissance Learning, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the merger transaction. Information regarding directors and executive officers of AlphaSmart and Renaissance Learning and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of AlphaSmart and Renaissance Learning described above and other relevant materials to be filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHASMART, INC.

By:	/s/ Ketan Kothari
Ketan Kothari Chief Executive Officer

Date: June 23, 2005

(2) EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 22, 2005